Exhibit 10.1

Confidential Treatment Requested by Tesla Motors, Inc.

THIS AGREEMENT is dated the 13th day of June, 2011

BETWEEN:

(1) LOTUS CARS LIMITED a company incorporated in England and Wales (registered number 895081) having its registered office at Potash Lane, Hethel, Norwich, Norfolk, NR14 8EZ, UK (“LOTUS”); and

(2) TESLA MOTORS, INC. a company incorporated in the State of Delaware having its registered office at 3500 Deer Creek Road, Palo Alto, CA 94304, USA (“TESLA”)

each individually referred to as a Party or together as the Parties.

WHEREAS

(A) The Parties entered into an Agreement entitled Supply Agreement for Products and Services Based on Lotus Elise Technology dated 11 July 2005 (the “Manufacturing Services Agreement” or the “MSA”);

(B) The Parties entered into Amendment Number 1 to the MSA dated 4 August 2009 (“Amendment Number 1”) and Amendment Number 2 to the MSA dated 22nd March 2010 (“Amendment Number 2”) (Amendment Number 1 and Amendment Number 2 are together referred to as “Amendments Number 1 and 2”) whereby the Parties agreed revisions to a number of the provisions of the MSA as set out in Amendments Number 1 and 2;

(C) The Parties now wish to further revise a number of the provisions of the MSA as amended by Amendments Number 1 and 2 pursuant to the terms of this Agreement (the “Amendment Number 3”).

IT IS AGREED AS FOLLOWS:

1.	Amendment

1.1	The various additions, variations and changes to the clauses referred to below and highlighted for ease of reference in bold italics shall come into force on the date on which this Amendment Number 3 is signed by both Parties.

2.	Term

The definition of “Term” (which was amended by Amendment No. 2) in Clause 1.1 shall be revised as follows:

“Term” means a period commencing on the Effective Date and ending on January 31, 2012 or such other period as the Parties may agree from time to time, in each case unless earlier terminated in accordance with the provisions of this Agreement in which case the Term shall end on the date of such termination;”

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

3.	Payment and Transfer Price

3.1	Clause 7.2.2 shall be amended as follows:

“7.2.2 pursuant to Clause 7.8, labour for manufacture of the Product, with effect from any Product invoiced from June 1, 2011, shall be at the fixed rate of [***] [(***)] hours for each unit of Product at an hourly rate of £[***];

4.	Volume

4.1	Clause 9.1.5 shall be amended as follows:

“9.1.5 TESLA shall order, and LOTUS shall deliver, not less than two thousand five hundred (2,500) units of Product within the Term;”

5.	Other terms

5.1	All other terms of the MSA as amended by Amendments Number 1 and 2 shall remain in full force and effect. In the event of any conflict between the terms of the MSA, the terms of Amendments Number 1 and 2 and the terms of this Amendment Number 3, the following order of precedence shall apply with the documents higher in the order of precedence prevailing over the documents listed after them:

(i)	this Amendment Number 3 to the MSA;
(ii)	Amendment Number 2 to the MSA;
(iii)	Amendment Number 1 to the MSA; and
(iv)	the MSA.

IN WITNESS WHEREOF the Parties have caused this Amendment Number 3 to be executed in any number of counterparts each of which shall be considered an original by their duly authorised representatives.

Signed by /s/ Azman Abdullah

duly authorised for and on behalf of LOTUS CARS LIMITED

in the presence of

Signed by /s/ Mike Bell

duly authorised for and on behalf of LOTUS CARS LIMITED

in the presence of

Signed by /s/ Eric S. Whitaker

duly authorised for and on behalf of TESLA MOTORS, INC

in the presence of

Signed by

duly authorised for and on behalf of TESLA MOTORS, INC

in the presence of

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.